                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  October 6, 2000

                              OXBORO MEDICAL, INC.
        ---------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

       MINNESOTA                        0-18785            41-1391803
(State or other jurisdiction          (Commission          (I.R.S. Employer
    of incorporation)                  File Number)         Identification No.)

13828 Lincoln Street NE
Ham Lake, Minnesota                                              55304
--------------------                                         -------------
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code: (763) 755-9516

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Items 1, 2, 3, 4, 6, 7 and 8 are not applicable and therefore omitted.

ITEM 5.   OTHER EVENTS.

         Allan D. Anderson has been appointed to the Board of Directors of the Registrant, effective October 6, 2000. Mr. Anderson is currently President of RiverBend Solutions ("RiverBend"), having served in that capacity since August 2000. He is also the Chief Financial Officer of RiverBend, appointed in January 2000. He has also been a director of RiverBend since 1995. RiverBend provides processing and customer services to not-for-profit credit counseling agencies and their clients. Mr. Anderson was the President of Metropolitan Financial Management, Inc. from 1997 to 1999 and served as its Treasurer from 1995 to 1999. He was a director of Metropolitan Financial Management, Inc. from 1991 through 1999. Prior to joining Metropolitan, he was the Chief Financial Officer of Pan Am Systems, Inc. from 1994 through 1995.

         J. David Berkley has accepted the position as President of the Registrant, effective October 16, 2000. Incorporated herein is the attached copy of the related press release issued October 17, 2000.

         Linda Erickson has resigned as the Chief Financial Officer and Secretary of the Registrant, effective October 31, 2000.

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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            OXBORO MEDICAL, INC.

                                            By   /s/ KENNETH W. BRIMMER
                                               --------------------------------
                                                       Kenneth W. Brimmer
                                                       Chief Executive Officer

Dated:   October 24, 2000

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OXBORO MEDICAL, INC.

13828 Lincoln Street NE                     For Further Information Contact:
Ham Lake, MN  55304-6949

                                                   KENNETH BRIMMER, CHAIRMAN

www.oxboromedical.com                                           612-669-8811

NASDAQ:  OMED

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                 DAVID BERKLEY JOINS OXBORO MEDICAL AS PRESIDENT

Oxboro Medical, Inc. (Nasdaq: OMED) announced today that J. David Berkley has joined the company as President. Prior to joining Oxboro Medical, Mr. Berkley was employed by Minnesota Mining and Manufacturing (3M) (NYSE: MMM) for more than 22 years holding a variety of management positions including senior leadership positions in the 3M Medical Surgical Products Division and the 3M Health Care Sector.

Commenting on Mr. Berkley's appointment Oxboro Medical chairman, Kenneth Brimmer noted, "Oxboro is fortunate to have an executive with Mr. Berkley's experience as president and we expect Dave's strong surgical products background to be an important asset to Oxboro." Mr. Brimmer added, "We expect that Dave's leadership combined with important new e-commerce supply chain initiatives will begin a period of growth at Oxboro."

Incorporated in Minnesota in 1978, Oxboro Medical, Inc. develops, assembles and markets single-use and consumable products and supplies for medical and surgical applications. Additional information is available at www.oxboromedical.com.


Forward-Looking Statements:

The Company may from time to time make written or oral "forward-looking statements," whether in its news releases, its filings with the SEC or in its reports to shareholders, or elsewhere. "Forward-looking statements" are statements such as those contained in projections, plans, objectives, estimates, statements of future economic performance, and assumptions related to any of the foregoing, and may be identified by the use of forward-looking terminology, such as "may," "expect," "anticipate," "estimate," "goal," "continue," or other comparable terminology. By their very nature, forward-looking statements are subject to known and unknown risks and uncertainties relating to the Company's future performance that may cause the actual results, performance or achievements of the Company, or industry results, to differ materially from those expressed or implied in any such "forward-looking statements." Various factors and risks (not all of which are identifiable at this time) could cause the Company's results, performance or achievements to differ materially from that contained in the Company's forward-looking statements, and investors are cautioned that any forward-looking statement contained herein or elsewhere is qualified by and subject to the warnings and cautionary statements contained above and in its filings with the SEC. The Company does not undertake and assumes no obligation to update any forward-looking statement that may be made from time to time by or on behalf of the Company.